Exhibit 10.1

REAL ESTATE PURCHASE AND SALE AGREEMENT (“Agreement”)

Phillips Farm Vacant Land

Montgomery, Illinois

1.

PARTIES: INLAND-PHILLIPS, L.L.C., an Illinois limited liability company, as to Parcels 2, 3 and 4, and INLAND KENDALL, L.L.C., an Illinois limited liability company, Parcel 1 (“Seller”) agrees to sell and convey to:         JG Properties or Designee, a(n)                                               (“Purchaser”) and Purchaser agrees to buy from Seller the Property (as defined in Section 2 below) for the consideration and upon and subject to the terms, provisions, and conditions hereinafter set forth.

2.

PROPERTY: The real estate per surveyed acre estimated at 317.86 acres, property identification numbers attached Exhibit A as located within the Counties of Kane and Kendall, State of Illinois legally described on the Title Commitment to be provided; together with all improvements, and property attached thereto and made a part thereof owned by the Seller located in, on, attached to, or used in connection with the Property; and all privileges and appurtenances pertaining thereto including any right, title and interest, if any, of Seller in and to adjacent streets, alleys, or rights-of-way, Seller’s interest in and to any, licenses, and permits with respect to the Property, improvements, fixtures, and property attached thereto and made a part thereof owned by the Seller located in, on, attached to, or used in connection with the real estate; all privileges and appurtenances pertaining thereto including any right, title and interest, if any, of Seller in and to adjacent streets, alleys, or rights-of-way; Seller’s interest in and to any, licenses, and permits with respect to the Property; all of the above herein collectively called “Property”.

3.	PURCHASE PRICE

A.	PURCHASE PRICE: $2,200,000.00

Payable in U.S. dollars by Purchaser as follows:

B.

EARNEST MONEY: Within three (3) business days after mutual execution of this Agreement Purchaser shall deposit with Broker a sum equal to Fifty thousand and 00/100 Dollars ($50,000.00) (“Earnest Money”) payable in the form of a cashier’s check made payable to the order of Inland Real Estate Advisors, Inc. (sometimes hereinafter called “Broker”), the receipt of which is hereby acknowledged.

C.

BALANCE OF PURCHASE PRICE: The balance of the Purchase Price plus or minus prorations and closing adjustments, if any, is due at the closing of this transaction (“Closing”) and must be paid by wire transfer to the bank account of the Title Company as designated by its closing escrow officer.

D.

INSPECTION PERIOD: Purchaser and its duly authorized representatives shall have until fourteen (14) days from the Effective Date (the “Inspection Period”) at reasonable times and upon reasonable notice to Seller, to conduct noninvasive inspections and studies, to make a physical inspection of the Property, to examine documents of record encumbering the Property and conduct a phase one environmental audit and an architectural and engineering evaluation of the Property, all at Purchaser’s sole expense. Seller shall provide the due diligence materials to Purchaser within five (5) days of the execution of this Contract. No invasive inspection may be conducted without the Seller’s express written consent, not to be unreasonably withheld. Seller shall provide access to the Property at reasonable times, upon at least 24 hours oral or written notice from Purchaser. Purchaser shall save, indemnify,

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defend and hold harmless Seller from the acts and/or omissions of Purchaser and its representatives, agents and contractors arising from such inspections, audit and evaluation except to the extent caused by mere discovery by buyer of pre-existing conditions at the Property or by the gross negligence or willful misconduct of Seller. The provisions of this Section G shall survive the termination of this Contract or Closing. If Purchaser in its sole discretion elects not to proceed with its purchase of the Property for any reason or no reason at all, Purchaser shall, on or before the end of the Inspection Period, serve Seller with written notice of its election to terminate this Contract (which notice is hereinafter referred to as “Termination Notice”) and Closing Agent shall return the Earnest Money to Purchasers and thereafter this Contract shall terminate and be null and void and of no further force and effect, and neither Purchasers nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof expect for those matters that specifically survive such termination. If Purchaser fails to send the Termination Notice on or before the end of the Inspection Period, this Contract shall remain in full force and effect and Purchaser shall have no further right to obtain a refund of the Earnest Money pursuant to the provisions of this paragraph.

4.

TITLE INSURANCE:Seller will deliver to Purchaser a Preliminary Title Insurance Commitment (“Commitment”) issued by Chicago Title Insurance Company, the (“Title Company”), dated within 20 days of the Effective Date and identified as commitment number 1401-008979801 and subsequent to Closing, will deliver an Owner’s Policy of title Insurance (“Owner’s Policy”) issued by the Title Company in the full amount of the Purchase Price, dated as of Closing, insuring Purchaser’s fee simple title to the Property. Purchaser has reviewed and accepted the Commitment, has obtained, reviewed and approved copies of all documents of record and the current Land Lease, hereinafter defined, and has reviewed and accepted the Survey, defined below and by execution of this Agreement hereby waives any and all objections to any defects, encumbrances, liens, encroachments, easements and all other matters disclosed by either the Commitment or the Survey, with the exception of any mortgage liens and security interests of any mortgage holder (“Financing Liens”) for which appropriate releases, payoffs, and/or termination statements will be delivered at Closings. All matters disclosed by the Commitment and the Survey, other than the Financing Liens, are herein referred to as the “Permitted Exceptions”. If the Title company is not able to issue or commit to issue the Owner’s Policy at the closing because of a defect in, or encumbrance on, title to the Property which is not included in the Permitted Exceptions, and Purchaser objects to such title defect or encumbrance, seller shall be entitled to delay the Closing for 10 Business Days, hereinafter defined, for purposes of attempting to clear such defect or encumbrance from title or procuring title insurance over such defect or encumbrance; provided however, Seller shall be under no obligation to cure, release or insure over any such defects or encumbrances. In the event Seller does not cure or procure title insurance over same within the time provided, this Agreement will thereupon terminate and all Earnest Money shall be returned to Purchaser, unless Purchaser waives any such defect or encumbrance and elects to proceed to Closing without adjustment or setoff.

5.

SURVEY: Seller will provide an ALTA Survey of the Property prepared by Spaceco, Inc. dated December 22, 2015 identified as Project No. 9012 (“Survey”). By execution of this Agreement, Purchaser hereby approves the Survey in its entirety and agrees to accept title to the Property subject to all matters disclosed on the Survey as provided in Paragraph 4 hereof. Provided that the issuance thereof does not delay Closing or create any obligations or cost on the part of Seller, Purchaser, at its cost, may have the Survey updated, certified to Purchaser and to Purchaser’s lender or upgraded to current ALTA/NSPS survey standards or inclusive of additional Optional Table A items. Seller shall be under no obligation to cure, release or insure over any defects or encumbrances raised by such updated survey or additional Table A items.

6.	CLOSING: The Closing of the sale shall be accomplished by means of a “New York” style closing and take place at the offices of the Title Company, Nancy Castro, BP/Escrow Manager,

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#10 S. LaSalle Street, Suite 3100, Chicago, Illinois 60603 thirty (30) days after the Effective Date (“Closing Date”), unless Seller and Purchaser change such date in writing. A bifurcated closing shall be allowed with the Buyer closing in the Aurora CTT office, but all funds shall flow through the Chicago Office of the Title Company.

A.	At the Closing, Seller shall deliver to Purchaser, at Seller’s sole cost and expense, the following:

(1)

Duly executed and acknowledged Special Warranty Deed, conveying title in fee simple to all of the Property, free and clear of any and all liens, encumbrances, conditions, easements, assessments, reservations and restrictions, except for Permitted Exceptions.

(2)	The Survey;

(3)	Internal Revenue Code Affidavit pursuant to Section 1445 stating that Seller is not a foreign entity within the meaning of the Internal Revenue Code (FIRPTA);

(4)	A Seller’s “GAP” undertaking;

(5)

A Preliminary Title Commitment at Closing and, subsequent to Closing, an Owner’s Policy of Title Insurance (the “Title Policy”) issued by the Title Company in the full amount of the Purchase Price, dated as of Closing, insuring Purchaser’s fee simple title to the Property subject only to the Permitted Title Exceptions listed on Exhibit “C”, the standard printed exceptions and additional exceptions contained in the usual form of Owner’s Title Policy (added title insurance fees for endorsements for zoning, location and any others requested by the Purchaser of Purchaser’s lender will be paid by Purchaser), Seller shall provide a PIN endorsement, contiguous endorsement and extended coverage (to be paid by Seller) ;

(6)	State, county and local real estate transfer declarations, to the extent applicable (the “Transfer Declarations”);

(7)	A signed closing statement setting forth the Total Purchase Price and all debits and credits to Purchaser and Seller in connection with this sale;

(8)	All other documents customarily required to close this type of transaction as required by the Title Company;

(9)	Evidence of termination of the existing farm lease at the Property, such termination to take effect after the harvest of the 2016 soybean crop.

B.	At the Closing, Purchaser shall deliver to Seller, at Purchaser’s sole cost and expense, the following:

(1)	The balance of the Purchase Price including prorations and adjustments, if any;

(2)	If Purchaser is a corporation or a limited liability company, deliver to Seller:

(a)	Certified resolutions of the board of directors, members or managers (as applicable) of Purchaser authorizing all the transactions contemplated by this Agreement;

(b)

An incumbency certificate with respect to those officers, members or managers (as applicable) of Purchaser executing any documents or instruments in connection with the transactions contemplated herein;

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(c)	Certificate of Good Standing for the entity acquiring title from the Secretary of State or other appropriate governmental office of the State of Illinois;

(d)	A copy of the bylaws or operating agreement (as applicable) certified as accurate and complete by the secretary, members or manager (applicable) of Purchaser;

(e)

If the entity acquiring title is a partnership, deliver to Seller a certified copy of the partnership agreement and all appropriate resolutions, partnership consents and evidence of authority of said entity; and

(3)	A signed counterpart of the closing statement;

(4)	Signed counterparts of the Transfer Declarations;

(5)	Execute such other and further documents necessary to close this transaction as required by the Title Company; and

(6)	A Purchaser’s GAP undertaking, if required by the Title Company.

7.	POSSESSION: Possession of the Property shall be delivered to Purchaser at Closing.

8.	SALES EXPENSES TO BE PAID IN CASH AT OR PRIOR TO CLOSING:

A.

SELLER’S EXPENSES: All costs of releasing and recording any release of mortgage required by the terms of this Agreement; one-half ( 1⁄2) of any escrow fee (except any money lender’s escrow fee, which shall be paid by Purchaser); state and county transfer taxes; real estate brokerage fees pursuant to the written agreement between Inland Real Estate Advisors, Inc. and Seller; all costs of the Owner’s Title Policy; Seller’s attorneys’ fees and other expenses stipulated to be paid by Seller under the provisions of this Agreement.

B.

PURCHASER’S EXPENSES: All recording costs of the Purchaser’s Mortgage, the Deed, and the collateral documents; the full amount of any money lender’s escrow fee; expense of ALTA Mortgage Title Policy; one-half ( 1⁄2) of any escrow fee; all municipal transfer taxes; the cost of any special endorsements (including extended coverage) or additional insurance required by the Purchaser or Purchaser’s lender; Purchaser’s real estate brokerage fee if not provided for in this Agreement; and Purchaser’s attorney’s fee and expenses stipulated to be paid by Purchaser under other provisions of this Agreement.

9.	PRORATIONS AND ADJUSTMENTS: The following shall be prorated and adjusted between Seller and Purchaser as of the time of Closing, except as otherwise expressly provided herein:

A.	Real estate tax proration shall be based upon one hundred five percent (105%) the most recent ascertainable tax bill, prorated as of 11:59 p.m. on the day immediately prior to the Closing Date;

B.	Such other items that are customarily prorated in transactions of this nature shall be ratably prorated as of 11:59 p.m. on the day immediately prior to the Closing Date.

C.	All prorations shall be final.

D.	All 2016 farm income shall be retained by Seller.

10.	DEFAULT / REMEDIES:

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A.

Unless otherwise provided for herein, if Purchaser fails to comply with the terms and conditions hereof, Seller may terminate this Agreement, in which event the Earnest Money, plus accrued interest, if any, shall be due and payable to Seller as its sole liquidated damages. Purchaser shall be liable for payment of the Earnest Money if not previously paid. The parties agree that actual damages in the event of default are difficult to ascertain and further agree that the amount set forth as liquidated damages is a reasonable estimate of the damages to Seller in the event of Purchaser’s default. Such sum is intended to be liquidated damages, and not a penalty.

Purchaser and Seller hereby agree that in the event Seller notifies Broker that Purchaser has breached this Agreement by reason of Purchaser’s failure to timely deposit the Earnest Money or to timely close the transaction or for any other reason as set forth in this Agreement and that Seller has thereby elected to declare Purchaser’s Earnest Money forfeited, then Seller shall notify Purchaser in writing as to the same with a copy of such notice to Broker and Broker shall immediately disburse the Earnest Money and any accrued interest less Broker’s actual expenses described above to Seller. Purchaser hereby agrees to indemnify, save harmless and defend Broker from and against any claims, demand, costs or damages (including reasonable attorney’s fees) arising from or out of or with respect to Broker’s complying with such demand by Seller

B.

If Seller defaults, Purchaser shall be entitled to terminate this Agreement and receive a refund of the Earnest Money which shall be Purchaser’s sole and exclusive remedy. The parties agree that actual damages in the event of default are difficult to ascertain and further agree that the amount of the Earnest Money then on deposit with Broker is a reasonable estimate of the damages to Purchaser in the event of Seller’s default. Such sum is intended to be liquidated damages, and not a penalty. Purchaser acknowledges and agrees that under no circumstances shall Seller be liable for Purchaser’s damages that are consequential, actual, punitive, speculative or otherwise.

11.

EARNEST MONEY ESCROW: Inland Real Estate Advisors, Inc. will act as Escrow Agent and will hold in a non-interest bearing account on behalf of the parties any and all monies, including Earnest Money, received by it directly or through its agents, employees or its Attorneys until the Property is transferred to Purchaser or this Agreement is terminated in accordance with its terms.

12.	PERSONAL PROPERTY. Seller shall remove from the Property prior to Closing all debris and Seller’s personal property not conveyed by bill of sale to Buyer, if any.

13.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER:

A.	Seller hereby represents and warrants to Purchaser, which representations and warranties shall be deemed made by Seller to Purchaser also as of the Closing Date that:

(1)	There are no parties rightfully in possession of any portion of the Property;

(2)	Seller is duly authorized and empowered to sell the Property;

(3)

All obligations of Seller arising from the ownership and operation of the Property which accrue prior to the Closing Date, have been paid as they became due or will be paid at or prior to Closing. Except for obligations for which provisions are herein made for proration or other adjustments at Closing, there will be no obligations of Seller with respect to the Property outstanding as of the Closing Date;

(4)

Seller shall not enter into any new leases or service agreements unless that same is terminable without penalty by the then owner of the Property upon not more than 30 days’ notice or unless mutually agreed upon by Seller and Purchaser.

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(5)	As of the Closing Date there will be no recorded or unrecorded land leases affecting the Property.

Notwithstanding anything contained in this Agreement to the contrary, all of the representations, warranties and certifications (the “Representations”) which are made by Seller and set forth herein or in any of the documents or instruments required to be delivered by Seller hereunder, shall be subject to the following conditions and limitations: (i) there shall no liability on the part of Seller for breaches of Representations of which Purchaser had actual knowledge at Closing; and (ii) Purchaser shall not have the right to bring any lawsuit or other legal action against Seller, nor pursue any other remedies against Seller, as a result of the breach of the Representation of which Purchaser had actual knowledge at the Closing, but Purchaser’s sole right shall be to terminate this Agreement in which event, the Earnest Money and all interest accrued thereon shall be returned to Purchaser.

B.	From the effective date of this Agreement until the Closing Date or earlier termination of this Agreement, Seller covenants to:

(1)

to advise Purchaser promptly of any litigation, arbitration or administrative hearing before any governmental body or agency of which Seller is notified, concerning or affecting the Property which is instituted after the date hereof; and

(2)	to not take, or omit to take any action that would have the effect of violating any of the material representations, warranties, covenants, and agreements of Seller contained in this Agreement;

(3)	that this Agreement when executed and delivered by Purchaser and Seller will constitute the valid and binding agreement of Seller enforceable against Seller in accordance with its terms;

(4)

that to Seller’s current, actual knowledge, neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will violate or be in conflict with; (i) any applicable provisions of law; (ii) any order of any court or government agency having jurisdiction over the Seller; or (iii) any agreement or instrument to which Seller is a party or which Seller is bound;

(5)

that there are no actions, suits, claims or other proceedings pending or, to the best of Seller’s knowledge, contemplated or threatened against Seller that could affect Seller’s ability to perform its obligations under this Contract.

14.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER:

A. Purchaser represents, warrants and covenants to Seller now and as of the Closing as follows:

(1)

As further set forth below, Purchaser is purchasing the Property in its “AS IS, WHERE IS” and “WITH ALL FAULTS” condition with no warranties by Seller as to merchantability, suitability or fitness for any particular use, it being understood and agreed that Purchaser is relying solely on its own inspections, engineering studies and reports, economic and feasibility studies and examinations of the Property and Purchaser’s own determination of the condition of the Property;

(2)

Purchaser has all requisite power and authority to consummate the transaction contemplated by this Agreement and has by proper proceedings duly authorized the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby;

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(3)	This Agreement when executed and delivered by Purchaser and Seller will constitute the valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms;

(4)

To Purchaser’s current, actual knowledge, neither the execution and delivery of this Agreement nor consummation of the transaction contemplated hereby will violate or be in conflict with; (i) any applicable provisions of law; (ii) any order of any court or government agency having jurisdiction over the Purchaser; or (iii) any agreement or instrument to which Purchaser is a party or which Purchaser is bound;

(5)

There are no actions, suits, claims or other proceedings pending or, to the best of Purchaser’s knowledge, contemplated or threatened against Purchaser that could affect Purchaser’s ability to perform its obligations under this contract;

(6)

That if Purchaser or any agent or representative of Purchaser has entered upon or prior to Closing shall enter upon the Property for inspection thereof, that he, she or it has done so or shall do so at their sole risk and shall indemnify, defend and hold Seller harmless from all risk of injury and loss and shall make any claim therefore solely against their personal liability carrier and that no such claim shall be made against Seller, any and all such claims against Seller being barred and any and all subrogation rights of such liability carrier against Seller hereby being hereby waived;

(7)	That Purchaser shall not conduct, contract for or authorize any agent or representative of Purchaser to conduct any invasive testing or other procedures on or in the Property; and

(8)

That Purchaser is a sophisticated and experienced purchaser of properties such as the Property and has been duly represented by counsel in connection with the negotiation of this Agreement and that Purchaser has sufficient funds available to consummate the Closing of the transaction described in this Agreement.

15.

CONDEMNATION: If, prior to the Closing Date, condemnation proceedings are commenced against any material portion of the Property (except for road widening), Purchaser may, at its option, terminate this Agreement by written notice to Seller within ten (10) business days after Purchaser is advised of the commencement of such condemnation proceedings and the Earnest Money shall be refunded to Purchaser, or if Purchaser fails to give said notice of termination, Purchaser shall have the right to proceed to consummate the purchase of the Property, in which event Purchaser may appear and defend any such condemnation proceedings, and any award in condemnation shall become the Property of Purchaser and the Purchase Price shall not be reduced.

16.

AS-IS DELIVERY: Seller has not made and does not and is unwilling to make any representations or warranties as to the physical or any other condition of the Property or to any matter affecting or related to the Seller or the Property whatsoever, express or implied, including but not limited to matters relating to zoning and environmental compliance, and Purchaser agrees to purchase the Property on and “AS-IS, WHERE IS” and “WITH ALL FAULTS” basis as of the date of Closing. IN PARTICULAR, SELLER HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, OR CONCERNING (I) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF, FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON, (II) THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, ENCUMBRANCE, RESERVATION, CONDITION OR OTHERWISE, (III)

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THE COMPLIANCE OF THE PROPERTY OR THE OPERATION THEREOF WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY, INCLUDING WITHOUT LIMITATION, ZONING REGULATIONS AND ORDINANCES, (IV) ANY AND ALL ENVIRONMENTAL CONDITIONS WHICH MAY EXIST ON, UNDER OR ADJACENT TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NONEXISTENCE OF “HAZARDOUS SUBSTANCES,” “HAZARDOUS MATERIALS,” “TOXIC SUBSTANCES,” OR “SOLID WASTE” AS SUCH TERMS ARE DEFINED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980M AS AMENDED BY SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AND ANY OTHER FEDERAL, STATE OR LOCAL STATUTE, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS, TOXIC OR DANGEROUS WASTE, SUBSTANCE, CHEMICAL OR MATERIAL NOW OR HEREAFTER IN EFFECT, AND IN THE REGULATIONS PROMULGATED PURSUANT TO SUCH LAWS, ALL AS AMENDED, AND (V) THE FINANCIAL EARNING CAPACITY, EXPENSE HISTORY OR THE OPERATION OF THE PROPERTY. THE CONVEYANCE OF THE PROPERTY IS MADE ON AN “AS-IS/WHERE-IS/WITH ALL FAULTS” BASIS AND IN ITS PRESENT CONDITION. PURCHASER EXPRESSLY ACKNOWLEDGES, IN CONSIDERATION OF THE AGREEMENTS OF SELLER HEREIN, THAT SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED OT, ANY WARRANTY OR CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY. PURCHASER ACKNOWLEDGES, WARRANTS AND REPRESENTS TO SELLER THAT NO REPRESENTATIONS HAVE BEEN MADE BY SELLER, ITS AGENTS, BROKERS, OR EMPLOYEES IN ORDER TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN OTHER THAN AS MAY BE EXPRESSLY STATED HEREIN. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER ACKNOWLEDGES, WARRANTS AND REPRESENTS TO SELLER THAT NEITHER SELLER NOR ANY OF SELLER’S AGENTS, BROKERS OR EMPLOYEES HAVE MADE ANY REPRESENTATIONS OR STATEMENTS TO PURCHASER CONCERNING THE PROPERTY’S INVESTMENT POTENTIAL OR RESALE AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, NOR HAS SELLER OR ANY OF SELLER’S AGENTS, BROKERS, OR EMPLOYEES RENDERED ANY ADVICE OR EXPRESSED ANY OPINION TO PURCHASER REGARDING ANY INCOME TAX CONSEQUENCES OF OWNERSHIP OF THE PROPERTY.

SELLER DOES NOT AGREE, REPRESENT OR WARRANT THAT THE PROPERTY WILL BE DELIVERED IN ANY PARTICULAR PHYSICAL CONDITION, AND SPECIFICALLY DOES NOT AGREE THAT THE PROPERTY WILL BE DELIVERED AT CLOSING IN THE SAME CONDITION AS ON THE DATE OF THIS AGREEMENT, NOR DOES SELLER AGREE TO REMOVE REFUSE FROM THE PROPERTY OR TO MAKE ANY REPAIRS OR IMPROVEMENTS TO THE PROPERTY.

PURCHASER ACKNOWLEDGES THAT PURCHASER HAD THE OPPORTUNITY TO CONDUCT A DILIGENT INVESTIGATION OF THE PROPERTY WITH REGARD TO ITS CONDITION, PERMITTED USE AND SUITABILITY FOR PURCHASER’S INTENDED USE THEREOF, AS WELL AS TO ALL OTHER FACTORS DEEMED MATERIAL TO PURCHASER. PURCHASER IS NOT RELYING UPON ANY REPRESENTATIONS OF ANY KIND OR NATURE MADE BY SELLER, OR ANY OF SELLER’S AGENTS, BROKERS OR EMPLOYEES WITH RESPECT TO THE PROPERTY, AND THAT, IN FACT, NO SUCH REPRESENTATIONS WERE MADE, EXCEPT AS MAY BE OTHERWISE EXPRESSLY PROVIDED HERE.

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PURCHASER FURTHER ACKNOWLEDGES ANY AND ALL REPORTS SUPPLIED OR MADE AVAILABLE BY SELLER, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, OR OTHER INSPECTION REPORTS PERTAINING TO THE PROPERTY (“REPORTS”) WERE OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND AMES NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION AND THAT SUCH REPORTS WERE DELIVERED TO PURCHASER ON AN “AS-IS/WHERE-IS/WITH ALL FAULTS” BASIS SOLELY AS A COURTESY TO PURCHASER AND THAT SELLER HAS NEITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER INFORMATION THEREIN CONTAINED, NOR ANY METHOD USED TO COMPILE THE REPORTS OR DETERMINED THE QUALIFICATIONS OF THE PERSON(S) PREPARING THE REPORTS AND SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, AS TO THE ACCURACY, COMPLETENESS OR ANY OTHER ASPECT OF THE REPORTS.

ANY FACTUAL INFORMATION SUCH AS PROPERTY DIMENSIONS, SQUARE FOOTAGE, OR SKETCHES SHOWN TO PURCHASER OR SET FORTH HEREIN ARE OR MAY BE APPROXIMATE AND PURCHASER REPRESENTS TO SELLER THAT IT HAS INSPECTED AND VERIFIED SUCH FACTUAL INFORMATION PRIOR TO THE EXECUTION OF THIS AGREEMENT. THE SELLER, THE BROKER OR OTHER AGENTS OF SELLER ASSUME NO LIABILITY FOR ANY INACCURACIES, ERRORS OR OMISSIONS THEREIN CONTAINED.

17.

BROKER’S COMMISSION: Seller shall cause to be paid a broker’s commission to Inland Real Estate Advisors, Inc. (“Broker”), CBRE, Inc. and Rooster AG Realty, Inc. upon and in accordance with the terms and conditions set forth in the separate listing agreement between Seller and Broker. Seller and Purchaser agree that all Brokers’ commissions shall be paid simultaneously with, and as a condition precedent to, any disbursements made at Closing. This paragraph and disbursement instructions may not be amended or revoked without the prior written consent of Broker. Each party hereto agrees to indemnify the other party and all those parties claiming through them from and against any claims by any other broker other than Inland Real Estate Advisors, Inc. with whom the indemnifying party may have dealt.

18.

AGENCY DISCLOSURE. The listing broker, Inland Real Estate Advisors, Inc. and its sales agents (“Listing Company”) represent Seller. The Listing Company owes duties of trust, loyalty and confidence to Seller only. While the Listing Company has a duty to treat Purchaser honestly, the Listing Company is Seller’s auctioneer and is acting on behalf of Seller and not Purchaser. Any cooperating broker will be recognized as a Purchaser’s agent. BY SIGNING BELOW, PURCHASER ACKNOWLEDGES PRIOR TIMELY NOTICE BY LISTING COMPANY THAT LISTING COMPANY IS SELLER’S AUCTIONEER.

19.

CONSULT YOUR ATTORNEY: THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT. READ IT CAREFULLY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY SELLER, BROKER, THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS DOCUMENT OR THE TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY. CONSULT YOUR ATTORNEY BEFORE SIGNING. NEITHER THE SELLER NOR THE BROKER CAN GIVE YOU ANY LEGAL ADVICE.

20.	INTENTIONALLY DELETED

21.	NOTICES: See attached Rider 1.

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22.

COOPERATION IN A TAX DEFERRED EXCHANGE: Purchaser and Seller herein reserve the right to consummate this transaction as part of a deferred exchange of like kind property as provided by Section 1031 of the Internal Revenue Code, but in all events Seller shall receive cash at Closing. Both Purchaser and Seller agree to cooperate with each other in this regard at or prior to Closing and execute necessary documents as appropriate provided that the non-exchanging party shall have no liability in connection with the execution of such exchange documents. Should there be any additional costs associated with this deferred exchange they will be borne solely by the party effectuating the exchange. Seller reserves the right to have all documents relative to the exchange reviewed and approved by its attorney at Purchaser’s sole cost and expense which cost and expense shall be reasonable and customary. Purchaser hereby indemnifies and holds Seller harmless in connection with any matter concerning or arising out of such exchange or deferred exchange which indemnification shall survive the Closing.

23.

NO RECORDING: Neither this Agreement nor any type of memorandum thereof shall be recorded with the office of the Recorder of Deeds or with any other governmental agency, and any purported recordation or filing hereof by Purchaser shall be deemed invalid and shall constitute a default on the part of Purchaser.

24.

ENTIRE AGREEMENT: This Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supersedes all prior understandings and agreements. There are no representations, agreements arrangements or understandings oral or written between the parties, including the Broker, relating to the subject matter contained in this Agreement that is not fully expressed or referred to herein.

25.

SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall bind and inure to the benefit of Purchaser and Purchaser’s heirs, legal representatives, successors and permitted assigns and shall bind and inure to the benefit of the Seller and Seller’s heirs, legal representatives, its successors and assigns. Purchaser may not assign this Agreement without prior written consent of Seller.

26.	JOINT PURCHASERS: The term “Purchaser” shall be read as “Purchasers” if more than one person is the Purchaser of the Property, in which case their obligations shall be joint and several.

27.

FURTHER ASSURANCES: Either party shall execute, acknowledge and deliver to the other party such instruments and take such other actions, in addition to the instruments and actions specifically provided for herein at any time and from time to time after execution of this Agreement whether before or after the Closing, as such other party may reasonably request in order to effectuate the provisions of this Agreement or the transaction contemplated herein or to confirm or perfect any right to be created or transferred hereunder or pursuant to this transaction, provided that neither party shall be required to incur any material expense in connection therewith.

28.

SEVERABILITY: If any clause or provision of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction as against any person or under any circumstances, the remainder of this Agreement and the applicability of any such clause or provision to other persons or circumstances shall not be affected thereby. All other clauses or provisions of this Agreement, not found invalid or unenforceable shall be and remain valid and enforceable.

29.	TIME: Time is of the essence of this Agreement.

30.

STRICT COMPLIANCE / WAIVER: Any failure by either party to insist upon strict performance by the other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, irrespective of the number of violations or breaches that may occur, and

Phillips Farm PSA– Montgomery, IL	10

each party, notwithstanding any such failure, shall have the right thereafter to insist upon strict performance by the other of any and all of the provisions of this Agreement.

31.

GOVERNING LAW: The provisions of this Agreement and all questions with respect to the construction and enforcement thereof and the rights and liabilities of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

32.

WAIVER OF JURY TRIAL: EXCEPT AS PROHIBITED BY LAW, THE PARTIES SHALL, AND THEY HEREBY DO, EXPRESSLY WAIVE TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, CONNECTED WITH, OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP CREATED HEREBY. WITH RESPECT TO ANY MATTER FOR WHICH A JURY TRIAL CANNOT BE WAIVED, THE PARTIES AGREE NOT TO ASSERT ANY SUCH CLAIM AS A COUNTERCLAIM IN, NOR MOVE TO CONSOLIDATE SUCH CLAIM WITH, ANY ACTION OR PROCEEDING IN WHICH A JURY TRIAL IS WAIVED.

33.

ATTORNEYS FEES: A party to this Agreement who is the prevailing party in any legal proceeding against any other party brought under or with respect to this Agreement or the transaction contemplated hereby shall be additionally entitled to recover court costs and reasonable attorneys’ fees from the non-prevailing party.

34.

GENDER: A reference in this Agreement to any one gender, masculine, feminine or neuter, includes the other two, and the singular includes the plural, and vice versa, unless the context requires otherwise.

35.

CERTAIN REFERENCES: The term “herein”, “hereof” or “hereunder” or similar terms used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to paragraphs, subparagraphs or other provisions are references to paragraphs, subparagraphs or other provisions of this Agreement.

36.	CAPTIONS: The captions in this Agreement are for convenience and reference only and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

37.

NO ORAL CHANGES: This Agreement cannot be changed or any provision waived orally. ANY CHANGES OR ADDITIONAL PROVISIONS OR WAIVERS MUST BE SET FORTH IN A RIDER ATTACHED HERETO OR IN A SEPARATE WRITTEN AGREEMENT SIGNED BY THE PARTIES.

38.	EXHIBITS: All Exhibits described herein and attached hereto are incorporated herein by this reference for all purposes.

39.

DATE OF PERFORMANCE: If any date for performance hereunder falls on a Saturday, Sunday or other day which is a holiday under Federal law or under the state law where the Property is located, the date for such performance shall be the next succeeding business day.

40.	COUNTERPARTS: This Agreement may be executed in multiple counterparts all of which when taken together shall constitute one Agreement.

41.

COUNTERPART FACSIMILE EXECUTION: For purposes of executing this Agreement, a document signed and transmitted by facsimile machine shall be treated as an original document. The signature of any party thereon shall be considered as an original signature, and the document transmitted shall be considered to have the same binding legal effect as an original signature on an original document. At the request of either party, any facsimile document shall be re-executed by both parties in original form. No party hereto may raise the use of a facsimile machine or the fact that any signature was transmitted through the use of a facsimile machine as

Phillips Farm PSA– Montgomery, IL	11

a defense to the enforcement of this Agreement or any amendment executed in compliance with this paragraph. This paragraph does not supersede the requirements of Section 21, Notices, of this Agreement.

42.

IRREVOCABLE OFFER: This document constitutes an irrevocable offer to purchase by Purchaser for three (3) days after delivery to Seller of a copy of this Agreement executed by Purchaser. Seller may accept this offer at any time prior to the expiration of such three (3) day period. In the event the offer to purchase is not accepted by Seller within such three (3) day period, the offer may be withdrawn by Purchaser upon notice to Seller and Purchaser shall receive the return of its Earnest Money deposit in its entirety. Such offer to purchase shall not be deemed accepted by Seller unless and until a copy of this Agreement has been executed by Seller or Seller’s duly authorized agent. Failure of Seller to notify Purchase on or before expiration of such three (3) day period that Seller accepts or rejects this offer shall not constitute acceptance or rejection by Seller of this offer, but that this offer shall thereafter become revocable.

43.

LIMITATION ON LIABILITY: Notwithstanding any provision contained in this contract or any of the documents to be executed by Seller at Closing (collectively, the “Sale Document”) the representations, warranties, indemnities, undertakings, covenants and agreements of Seller (collective, “Seller’s Undertakings”) under the Sales documents shall not constitute personal obligations of the officers, directors, employees, agents, trustee, partners (direct or indirect), members (direct or indirect), representatives, stockholders, or other principals or representatives of Seller, and no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against any of the officers, directors, employees, agents, trustees, partners, members, representatives, stockholders or other principals or representatives of Seller.

Notwithstanding any provision contained in this Agreement or any of the documents to be executed by Purchaser at Closing (collectively, the “Purchase Documents”) the representations, warranties, indemnities, undertakings, covenants and agreements of Purchaser (collectively, “Purchaser’s Undertakings”) under the Purchase Documents shall not constitute personal obligations of the officers, directors, employees, agents, trustee, partners (direct or indirect), members (direct or indirect), representatives, stockholders, or other principals or representatives of Purchaser, and no personal liability or personal responsibility of any sort with respect to any of Purchaser’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against any of the officers, directors, employees, agents, trustees, partners, members, representatives, stockholders or other principals or representatives of Purchaser.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Real Estate Purchase and Sale Agreement on the dates listed below, to be effective as of the date signed by the Seller.

PURCHASER: JG Properties, Inc., a(n)

/s/ Scott A. Jessman
(Sign Name)	(Sign Name)
Scott A. Jessman
(Print Name)	(Print Name)

PURCHASER’S ADDRESS:	PURCHASER’S PHONE:
2260 Tanglewood Drive	Phone:
Aurora, IL 60506	Fax:

SOCIAL SECURITY OR TAXPAYER I.D. NUMBER OF PURCHASER:

DATE PURCHASER SIGNS THIS AGREEMENT:

PURCHASER’S ATTORNEY:

ATTORNEY’S ADDRESS:	ATTORNEY’S PHONE:

Phone:

Fax:

SELLER: Inland-Phillips, L.L.C., an Illinois limited liability company

By: Inland Land Appreciation Fund II, L.P., a Delaware limited partnership, its sole member

By: Inland Real Estate Investment Corporation, a Delaware corporation, its general partner

By: /s/ Guadalupe Griffin
Name: Guadalupe Griffin
Its: Sr. Vice President

Inland Kendall, L.L.C., an Illinois limited liability company

By: Inland-Phillips, L.L.C., an Illinois limited liability company, its sole member

By: Inland Land Appreciation Fund II, L.P., a Delaware limited partnership, its sole member

By: Inland Real Estate Investment Corporation, a Delaware corporation, its general partner

By: /s/ Guadalupe Griffin
Name: Guadalupe Griffin
Its: Sr. Vice President

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SELLER’S ADDRESS:	SELLER’S PHONE:
2901 Butterfield Road	Phone:	630.218.4837
Oak Brook, Illinois 60523	Fax:	630.574.9677
Attn: Guadalupe Griffin	Email:	griffin@inlandgroup.com

DATE SELLER SIGNS THIS AGREEMENT: September 23, 2016
(Effective Date of Agreement)

SELLER’S ATTORNEY: David Neboyskey c/o The Inland Real Estate Group, Inc.

[Continued below]

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ATTORNEY’S ADDRESS:	ATTORNEY’S PHONE:
2901 Butterfield Road	Phone:	630.218.8000 ext. 4760
Oak Brook, Illinois 60523	Fax:	630.218.4900
Attn: David Neboyskey	Email:	dneboyskey@inlandgroup.com

BROKER:

Inland Real Estate Advisors, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

(630) 990-8400 Phone (630) 990-5350 Fax

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Exhibit A

PROPERTY IDENTIFICATION NUMBERS (PINs)

03-03-100-031

03-03-200-008

03-03-100-023

03-03-200-009

03-02-100-030

15-34-451-004

15-35-351-006

15-35-351-005

03-02-100-009

03-02-100-029

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